                                                    Washington Federal, Inc.
                                                           Fact Sheet
                                                         March 31, 2007
                                                        ($ in Thousands)

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

                                               9/06 QTR                    12/06 QTR                      3/07 QTR
                                              ---------                     --------                     ---------
Loan Loss Reserve - Total                    $   24,993                   $   25,021                    $   27,998
                          - General              24,864                       24,868                        27,888
                          - Specific                129                          153                           111
Net Charge-offs (Recoveries) for the Qtr            267                           22                           297
Nonperforming Assets - Total                      7,660                        7,257                        10,049
                          - REO                     479                          952                         1,758
                          - Nonaccrual            7,181                        6,305                         8,291
Troubled Debt Restructuring                           -                            -                           263

Regulatory Capital Ratios - Tangible          1,208,363     13.40%         1,225,228    13.46%           1,193,931    12.22%
                          - Core              1,208,363     13.40          1,225,228    13.46            1,193,931    12.22
                          - Risk Based        1,229,055     24.39          1,245,823    24.34            1,217,434    21.99

                                               9/06 QTR      9/06 YTD      12/06 QTR                      3/07 QTR         3/07 YTD
                                               --------      --------       --------                      --------        ---------
Loan Originations - Total                    $  612,986    $2,402,347     $  515,306                    $  547,179       $1,062,485
                          - Single-Family       304,549     1,103,999        232,257                       265,769          498,026
                          - Multi-Family         29,274       135,497         25,984                        17,451           43,435
                          - Land                125,217       458,537        101,919                       125,024          226,943
                          - Construction        153,946       704,314        155,146                       127,815          282,961
                          - Commercial RE             -             -              -                         4,767            4,767
                          - Other                     -             -              -                         6,353            6,353

                                               9/06 QTR      9/06 YTD      12/06 QTR                      3/07 QTR         3/07 YTD
                                               --------      --------       --------                      --------        ---------
Loan Servicing Fee Income                    $    1,305    $    6,033     $    1,329                     $   1,481       $    2,810
Other Fee Income                                    337         1,014            212                           469              681
                                               --------      --------       --------                      --------         --------
    Total Fee Income                         $    1,642    $    7,047     $    1,541                     $   1,950       $    3,491
                                               ========      ========       ========                      ========         ========

                                               9/06 QTR      9/06 YTD      12/06 QTR                      3/07 QTR         3/07 YTD
                                               --------      --------       --------                      --------        ---------
Average Loans                                $6,895,367    $6,516,723     $7,156,129                    $7,528,123       $7,340,082
Average Earning Assets                        8,722,451     8,375,450      8,875,346                     9,269,181        9,070,100
Average Assets                                8,926,270     8,571,128      9,094,860                     9,518,689        9,329,053
Average Paying Liabilities                    7,558,803     7,209,233      7,671,418                     8,092,286        7,879,539
Operating Expenses/Average Assets                 0.61%         0.63%          0.61%                         0.67%            0.64%
Efficiency Ratio                                  19.81         19.66          21.29                         23.45            22.39
Amortization of Intangibles                  $      231    $    1,000     $      219                    $      410       $      629
Net Interest Margin                               2.91%         3.06%          2.81%                         2.81%            2.81%

Repayments                                     9/06 QTR      9/06 YTD      12/06 QTR                      3/07 QTR         3/07 YTD
----------                                     --------      --------       --------                      --------        ---------
     Loans                                   $  391,851    $1,693,188     $  372,679                    $  442,408       $  815,087
     MBS                                         43,975       187,825         45,366                        46,473           91,839

EOP Numbers                                    9/06 QTR                    12/06 QTR                      3/07 QTR
-----------                                    --------                     --------                     ---------
Shares Issued and Outstanding                87,338,824                   87,434,482                    87,326,643

Share repurchase information                   9/06 QTR      9/06 YTD      12/06 QTR                      3/07 QTR         3/07 YTD
----------------------------                   --------      --------       --------                      --------        ---------
Remaining shares auth. for repurchase         3,310,014     3,310,014      3,310,014                     3,060,014        3,060,014
Shares repurchased                                    -             -              -                       250,000          250,000
Average share repurchase price               $        -    $        -     $        -                     $   23.40       $    23.40


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Tangible Book Value                            9/06 QTR                    12/06 QTR                      3/07 QTR
-------------------                            --------                    ---------                     ---------
     $ Amount                                $1,206,461                   $1,232,549                    $1,186,438
     Per Share                                    13.81                        13.99                         13.59
# of Employees                                      765                          749                           911
Tax Rate - Going Forward                         35.50%                       35.50%                        35.85%

                                              AS OF  9/30/06               AS OF  12/31/06               AS OF  3/31/07
                                             ----------------             ----------------              ----------------
Loan Portfolio by Category                     AMOUNT      %                AMOUNT      %                 AMOUNT      %
--------------------------                     ------      -                ------      -                 ------      -
     Single-Family Residential              $ 5,416,501  70.3%           $ 5,490,565  70.0%           $  5,775,439  69.3%
     Multi-Family                               527,719   6.9                534,688   6.8                 545,138   6.5
     Construction                             1,090,361  14.1              1,106,406  14.1               1,113,549  13.3
     Land                                       666,812   8.7                713,089   9.1                 775,223   9.3
     Commercial Real Estate                           -   0.0                      -   0.0                 103,513   1.2
     Other                                            -   0.0                      -   0.0                  35,393   0.4
                                             ----------  ----             ----------  ----              ----------  ----
 Gross Loans (before ALL/Deferrals/LIP)     $ 7,701,393  100%            $ 7,844,748  100%            $  8,348,255  100%
                                             ==========  ====             ==========  ====              ==========  ====

                                                  AS OF 9/30/06               AS OF 12/31/06                  AS OF 3/31/07
                                             -----------------------     -----------------------          ----------------------
Deposits by State                              AMOUNT      %      #         AMOUNT      %      #           AMOUNT     %      #
-----------------                              ------      -      -         ------      -      -           ------     -      -
     WA                                      $2,442,956  45.9%   43       $2,465,305  46.0%   43        $2,541,168  42.5%   43
     ID                                         540,221  10.2    16          546,032  10.2    16           548,317   9.2    16
     OR                                       1,022,661  19.3    28        1,031,381  19.2    28         1,082,264  18.1    27
     UT                                         320,605   6.0    10          329,920   6.2    10           327,498   5.5    10
     NV                                         126,103   2.4     3          127,918   2.4     3           130,234   2.2     3
     TX                                          52,451   1.0     3           58,885   1.1     4           113,885   1.9     6
     AZ                                         806,729  15.2    20          798,597  14.9    20           826,630  13.8    20
     NM                                               -   0.0     -                -   0.0     -           409,109   6.8    11
                                             ----------  ----   ---       ----------  ----   ---        ----------  ----   ---
     Total                                   $5,311,726  100%   123       $5,358,038  100%   124        $5,979,105  100%   136
                                             ==========  ====   ===       ==========  ====   ===        ==========  ====   ===

                                                 9/06 QTR                   12/06 QTR                        3/07 QTR
                                             ----------------            ----------------                ----------------
Deposits by Type                               AMOUNT      %               AMOUNT       %                  AMOUNT     %
----------------                               ------      -               ------       -                  ------     -
Checking (noninterest)                       $   24,151   0.5%            $   31,526   0.6%             $   96,780   1.6%
NOW (interest)                                  211,564   4.0                231,186   4.3                 305,431   5.1
Savings (passbook/stmt)                         161,098   3.0                158,284   3.0                 212,603   3.6
Money Market                                    743,317  14.0                739,188  13.8                 779,260  13.0
CD's                                          4,171,596  78.5              4,197,854  78.3               4,585,031  76.7
                                             ----------  ----             ----------  ----              ----------  ----
Total                                        $5,311,726  100%             $5,358,038  100%              $5,979,105  100%
                                             ==========  ====             ==========  ====              ==========  ====

Deposits greater than $100,000 - EOP         $1,449,095                   $1,482,114                    $1,730,002

Brokered Deposits                            $        -                   $        -                    $        -


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